Carlyle Reports Fourth Quarter and Full-Year 2025 Financial Results FEBRUARY 6, 2026

Carlyle Reports Fourth Quarter and Full-Year 2025 Financial Results WASHINGTON, DC AND NEW YORK, NY – February 6, 2026 – The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the fourth quarter and full- year ended December 31, 2025. U.S. GAAP Results For Q4 2025 and FY 2025, U.S GAAP results included income before provision for income taxes of $462 million and $1.2 billion, respectively, and a margin on income before provision for taxes of 24.3% and 24.3%, respectively. Dividend The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on February 16, 2026, payable on February 20, 2026. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Friday, February 6, 2026, to discuss its fourth quarter and full-year 2025 financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on the website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across its business and conducts its operations through three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $477 billion of assets under management as of December 31, 2025, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,500 people in 27 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group. 2 “2025 was a record year for Carlyle, and we significantly outperformed the targets we set at the beginning of the year. We delivered record Fee Related Earnings and strong fundraising across the platform, reflecting disciplined execution of our strategy and continued confidence from our investors. As we look ahead to 2026, we enter the year with strong momentum and remain focused on delivering long-term value for our global investors and shareholders.” HARVEY M. SCHWARTZ Chief Executive Officer

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those Forward-Looking Statements indicated in these statements including, but not limited to, those described in this presentation and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward- looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law. This presentation does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Brittany Bensaull Kristen Ashton Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4839 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com brittany.bensaull@carlyle.com kristen.ashton@carlyle.com

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color sFourth Quarter and Full-Year 2025 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter and Full-Year 2025 U.S. GAAP Results • Fund management fees increased 10% in FY 2025 compared to FY 2024, primarily driven by the impact of fundraising in Carlyle AlpInvest, higher portfolio and transaction fees and investment activity in Global Credit, and the activation of fees in certain funds in Global Private Equity. Catch-up management fees in Carlyle AlpInvest totaled $56 million in FY 2025, an increase of $42 million from FY 2024. These increases were partially offset by the impacts of step-downs in certain products in our Global Private Equity segment. • Investment income, including performance allocations, in FY 2025 primarily reflected accrual of unrealized performance allocations driven by appreciation in our carry fund portfolio, most notably in our U.S. buyout funds, which were positively impacted by market price increases of certain public investments, partially offset by the reversal of unrealized performance allocations driven primarily by the impact of preferred returns in our fifth Asia buyout fund. Investment income, including performance allocations, in FY 2024 primarily reflected accrual of unrealized performance allocations driven by appreciation in our carry fund portfolio, particularly in our U.S. buyout funds. • Net investment gains (losses) of Consolidated Funds in FY 2025 primarily included net realized and unrealized investment gains of approximately $309 million across certain consolidated Carlyle AlpInvest and Global Private Equity funds, partially offset by unrealized investment losses of approximately $178 million related to a consolidated infrastructure fund. • Equity-based compensation decreased in FY 2025 compared to FY 2024, primarily driven by lower amortization on performance-based stock awards, partially offset by awards granted in February 2025. • General, administrative and other expenses (“G&A”) in FY 2025 reflected an increase to costs for various legal and other matters, the impact of foreign currency movements, charitable contributions, fundraising costs, and increases to various other operating expenses driven by the growth of the business. 5 (Dollars in millions, except per share amounts) 4Q'24 4Q'25 FY'23 FY'24 FY'25 REVENUES Fund management fees $ 597.4 $ 606.8 $ 2,043.2 $ 2,188.1 $ 2,396.6 Incentive fees 37.3 55.4 93.7 133.5 190.5 Investment income (loss), including performance allocations 220.5 1,006.9 44.8 2,254.4 1,341.7 Revenue from Consolidated Funds 121.0 175.5 570.1 631.6 635.3 All other revenues 56.3 56.5 212.1 218.2 215.7 Total Revenues 1,032.5 1,901.1 2,963.9 5,425.8 4,779.8 EXPENSES Cash-based compensation and benefits 239.8 222.2 1,023.7 875.5 895.2 Equity-based compensation 112.8 87.6 249.1 467.9 374.7 Performance allocations and incentive fee related compensation 139.1 645.9 1,103.7 1,361.5 936.3 General, administrative and other expenses 153.4 224.5 652.1 665.6 784.3 Expenses from Consolidated Funds 126.2 162.7 419.1 564.9 624.3 Interest and other non-operating expenses 29.4 38.2 124.0 120.7 123.7 Total Expenses 800.7 1,381.1 3,571.7 4,056.1 3,738.5 Net investment gains (losses) of Consolidated Funds 33.6 (58.2) 6.9 24.0 117.9 Income (loss) before provision for income taxes1 265.4 461.8 (600.9) 1,393.7 1,159.2 Provision (benefit) for income taxes 38.1 116.3 (104.2) 302.6 214.5 Net income (loss) 227.3 345.5 (496.7) 1,091.1 944.7 Net income (loss) attributable to non-controlling interests 16.4 (12.6) 111.7 70.7 136.0 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 210.9 $ 358.1 $ (608.4) $ 1,020.4 $ 808.7 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 0.59 $ 1.00 $ (1.68) $ 2.85 $ 2.25 Diluted $ 0.57 $ 0.96 $ (1.68) $ 2.77 $ 2.18 Margin on income (loss) before provision for taxes2 25.7% 24.3% (20.3) % 25.7% 24.3 % Effective tax rate 14.4% 25.2% 17.3% 21.7% 18.5 % Net performance revenues3 $ 49.9 $ 321.6 $ (1,192.3) $ 654.2 $ 286.2 Net income attributable to The Carlyle Group Inc. common stockholders in Q4 2025 was $358 million, and $809 million for FY 2025, or $0.96 and $2.18 per share on a diluted basis, respectively See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Financial Measures • Distributable Earnings (“DE”) of $436 million for Q4 2025 on a pre-tax basis, or $1.01 per common share on a post-tax basis, and $1.7 billion, or $4.02 per common share for FY 2025 • Fee Related Earnings (“FRE”) of $290 million for Q4 2025 and $1.2 billion for FY 2025 • Realized Net Performance Revenues of $123 million for Q4 2025 and $357 million for FY 2025 • Net Accrued Performance Revenues of $2.9 billion as of December 31, 2025 Assets Under Management • Total Assets Under Management: $477 billion, up 8% year-over-year • Fee-earning Assets Under Management: $337 billion, up 11% year-over-year • Perpetual Capital Fee-earning AUM: $111 billion, representing 33% of the total Fee-earning AUM • Pending Fee-earning AUM: $17 billion, down 26% year-over-year • Available Capital for investment: $88 billion, up 5% year-over-year Key Metrics • Inflows: $9.2 billion in Q4 2025 and $53.7 billion in FY 2025 • Deployment: $16.9 billion in Q4 2025 and $54.5 billion in FY 2025 • Realized Proceeds (carry funds): $11.8 billion in Q4 2025 and $34.1 billion in FY 2025 • Appreciation (carry funds): 2% in Q4 2025 and 8% in FY 2025 Capital Management • Declared a quarterly dividend of $0.35 per common share, payable to stockholders of record as of February 16, 2026 • Repurchased or withheld 3.8 million and 12.7 million shares of common stock in Q4 2025 and FY 2025, respectively, including shares withheld in the net share settlement of equity awards, totaling $204 million and $687 million, respectively • As of December 31, 2025, $0.2 billion of repurchase capacity remained under our $1.4 billion repurchase authorization Corporate • Carlyle will host a Shareholder Update on February 26, 2026 at 8:30 a.m. EST Carlyle Fourth Quarter and Full-Year 2025 Highlights 6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter and Full-Year 2025 Total Segment Operating Results (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (3) The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on February 16, 2026, payable on February 20, 2026. See Notes at the end of the document for our Dividend Policy. (Dollars in millions, except per share amounts) 4Q'24 4Q'25 FY'24 FY'25 SEGMENT REVENUES Fund management fees $ 539.9 $ 554.1 $ 2,107.5 $ 2,243.1 Transaction and portfolio advisory fees, net and other 80.6 67.0 163.6 225.1 Fee related performance revenues1 34.2 48.8 132.7 174.5 Total segment fee revenues 654.7 669.9 2,403.8 2,642.7 Realized performance revenues 245.7 360.8 1,075.9 1,037.4 Realized principal investment income 31.6 38.8 101.0 151.8 Interest income 16.5 22.3 74.7 69.6 Total Segment Revenues $ 948.5 $ 1,091.8 $ 3,655.4 $ 3,901.5 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 234.5 $ 223.8 $ 861.7 $ 902.1 Realized performance revenues related compensation 167.9 237.7 709.8 680.1 Total compensation and benefits 402.4 461.5 1,571.5 1,582.2 General, administrative and other expenses 120.2 141.2 390.7 450.4 Depreciation and amortization expense 12.6 14.5 46.8 54.0 Interest expense 29.4 38.2 120.9 123.7 Total Segment Expenses $ 564.6 $ 655.4 $ 2,129.9 $ 2,210.3 Total Segment Revenues $ 948.5 $ 1,091.8 $ 3,655.4 $ 3,901.5 Total Segment Expenses 564.6 655.4 2,129.9 2,210.3 (=) Distributable Earnings $ 383.9 $ 436.4 $ 1,525.5 $ 1,691.2 (-) Realized Net Performance Revenues 77.8 123.1 366.1 357.3 (-) Realized Principal Investment Income 31.6 38.8 101.0 151.8 (+) Net Interest 12.9 15.9 46.2 54.1 (=) Fee Related Earnings $ 287.4 $ 290.4 $ 1,104.6 $ 1,236.2 After-tax Distributable Earnings, per common share2 $ 0.92 $ 1.01 $ 3.66 $ 4.02 Dividend per common share3 $ 0.35 $ 0.35 $ 1.40 $ 1.40 7

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Distributable Earnings were $436 million in Q4 2025 and $1.7 billion for FY 2025 • Realized Net Performance Revenues were $123 million in Q4 2025 and $357 million for FY 2025 • Realized Principal Investment Income was $39 million in Q4 2025 and $152 million for FY 2025 Distributable Earnings $859 $1,105 $1,236 $1,431 $1,526 $1,691 2023 2024 2025 8 Quarterly Distributable Earnings in millions, except per share amounts Annual Distributable Earnings in millions, except per share amounts $287 $311 $323 $312 $290 $384 $455 $431 $368 $436 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 n Fee Related Earnings n Realized Net Performance Revenues, Realized Principal Investment Income, and Net Interest DE per Share $0.92 $1.14 $0.91 $0.96 $1.01 $3.24 $3.66 $4.02

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Fee Related Earnings of $290 million in Q4 2025 increased 1% compared to $287 million in Q4 2024. FY 2025 Fee Related Earnings of $1.2 billion increased 12% from $1.1 billion in FY 2024 • FRE Margin1 of 43% in Q4 2025 and 47% in FY 2025 Fee Related Earnings $287 $311 $323 $312 $290 44% 48% 48% 48% 43% 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 9See notes at end of document. $859 $1,105 $1,236 37% 46% 47% 2023 2024 2025 Quarterly FRE and FRE Margin dollars in millions Annual FRE and FRE Margin dollars in millions

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Net Accrued Performance Revenues1 were $2.9 billion as of Q4 2025, up 9% from the prior quarter and up 4% from one year ago, reflecting appreciation across the portfolio, partially offset by realizations • Realized Net Performance Revenues were $123 million in Q4 2025 and $357 million for FY 2025 – Q4 2025 Realized Net Performance Revenues were primarily driven by exit activity in our Global Private Equity and Global Credit segments, including in our sixth U.S. buyout fund, our third and fourth Europe technology funds, and our second opportunistic credit fund $2,738 $2,381.0 $2,381.0 $2,859 $357 $478 4Q’24 Realized Net Performance Revenues Net Performance Revenues & Other 4Q’25 Performance Revenues 2 10 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'24 4Q'25 FY’25 Global Private Equity $ 2,005 $ 1,940 $ 305 Corporate Private Equity 1,442 1,527 135 Real Estate 131 70 16 Infrastructure & Natural Resources 432 343 155 Global Credit 192 263 38 Carlyle AlpInvest 541 656 14 Total $ 2,738 $ 2,859 $ 357 See notes at end of document. Totals may not sum due to rounding. Net Accrued Performance Revenues dollars in millions

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 $296 $87 $94 $164 $164 $192 $211 $85 $102 $441 $477 4Q'24 4Q'25 Total Assets Under Management Total Assets Under Management1 of $477 billion at December 31, 2025 increased 8% from one year ago, primarily driven by a 20% increase in Carlyle AlpInvest AUM and a 10% increase in Global Credit AUM $477BN Total AUM 11See notes at end of document. Totals may not sum due to rounding. n Carry Funds n Insurance Solutions n Credit & Other (non-carry funds)3 Total AUM by Segment in billions Total AUM by Product Type in billions Available Capital 2 $84 billion $88 billion n Global Private Equity n Global Credit n Carlyle AlpInvest YoY Change 8% 20% 10% 0%

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 $101 $20 $49 $169 $71 $15 $48 $134 Performance Fee-Generating Fair Value Eligible Fair Value not yet Generating Performance Fees Global Private Equity Global Credit Carlyle AlpInvest Total Performance Fee Eligible Assets Under Management Performance Fee Eligible AUM4 of $236 billion was up 3% from $229 billion one year ago, primarily driven by inflows in our AlpInvest funds and 8% appreciation across the carry fund portfolio, partially offset by realizations, notably in our U.S. buyout funds $138 $29 $68 $236BN Performance Fee Eligible AUM 12See notes at end of document. Totals may not sum due to rounding. Performance Fee Eligible Fair Value in billions Performance Fee Eligible AUM in billions In-Carry Ratio5 79% down from 83% one year ago n Global Private Equity n Global Credit n Carlyle AlpInvest

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 $80 $8 $7 $16 $98 $101 $154 $169 $52 $66 $304 $337 4Q'24 4Q'25 Fee-earning Assets Under Management Fee-earning Assets Under Management6 of $337 billion at December 31, 2025 increased 11% from one year ago, driven by a 27% increase in Carlyle AlpInvest, a 10% increase in Global Credit, and a 3% increase in Global Private Equity. Pending Fee-earning AUM7 of $17 billion was down from $23 billion one year ago 13See notes at end of document. Totals may not sum due to rounding. Pending FEAUM7 $23 billion $17 billion FEAUM by Segment in billions Perpetual FEAUM8 in billions, 33% of Total FEAUM n Real Estate n Insurance Solutions n Direct Lending n Other YOY Change 11% 27% 10% 3% $20 billion increase year-over-year $111BN n Global Private Equity n Global Credit n Carlyle AlpInvest

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Inflows1 were $9.2 billion in Q4 2025 and $53.7 billion for FY 2025, a 32% increase from FY 2024, with FY 2025 activity driven by record fundraising in Carlyle AlpInvest and inflows across Global Credit. Global Credit inflows included capital raised in our asset-backed finance and cross-platform funds, the closing of nine new CLOs, and activity in our insurance solutions strategy • Deployment2 was $16.9 billion in Q4 2025 and $54.5 billion for FY 2025, a 28% increase from $42.7 billion in FY 2024. Deployment in FY 2025 was led by activity across our Global Credit platform, notably in our U.S. and Europe structured credit vehicles, cross-platform products, and opportunistic credit funds, as well as investments in our Carlyle AlpInvest secondaries & portfolio finance strategy • Realized Proceeds from carry funds totaled $11.8 billion in Q4 2025 and $34.1 billion for FY 2025, a 19% increase from $28.6 billion in FY 2024, with FY 2025 driven primarily by realizations in our U.S. buyout funds in our Global Private Equity segment • Carry Fund Appreciation was 2% in Q4 2025 and 8% for FY 2025, compared to 8% for FY 2024 INFLOWS DEPLOYMENT REALIZED PROCEEDS Carry Funds APPRECIATION Carry Funds ($bn) 4Q'25 FY'25 4Q'25 FY'25 4Q'25 FY'25 4Q'25 FY'25 Total $9.2 $53.7 $16.9 $54.5 $11.8 $34.1 2% 8% Global Private Equity $1.3 $7.5 $3.1 $10.4 $5.7 $18.2 3% 7% Corporate Private Equity $0.2 $1.8 $1.6 $5.9 $4.2 $11.3 3% 7% Real Estate $0.3 $3.5 $0.7 $2.2 $0.6 $1.6 —% 3% Infrastructure & Natural Resources $0.8 $2.2 $0.8 $2.3 $1.0 $5.2 5% 17% Global Credit $5.4 $28.3 $8.3 $29.9 $1.9 $5.6 3% 16% Carlyle AlpInvest $2.5 $17.9 $5.5 $14.2 $4.2 $10.3 1% 6% 14See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity • Total AUM was $164 billion as of December 31, 2025, flat from the prior quarter, as Inflows of $1.3 billion and 3% appreciation were offset by realizations in Q4 2025. Inflows in Q4 2025 were driven by fundraising in our infrastructure & natural resources and U.S. real estate funds. Total AUM was flat from the prior year, as FY 2025 inflows of $7.5 billion and 7% appreciation were offset by the impact of $18.2 billion of realizations • Deployment was $3.1 billion in Q4 2025 and $10.4 billion for FY 2025. Notable Q4 2025 transactions included Tarrytown Expocare Pharmacy (CP VIII), Knack RCM (CAP VI), and Cygnet Energy Ltd. (CIEP II) • Realized Proceeds totaled $5.7 billion in Q4 2025 and $18.2 billion for FY 2025. Notable Q4 2025 transactions included Ampere Computing Holdings LLC (CP VI), Calastone (CEP V/CETP IV/CGFSP III), Medline (CP VII/CP VIII), and Ignyte Insurance (NSM) (CP VIII) $104 $36 $23 $164BN Total AUM (Dollars in millions) 4Q'24 4Q'25 FY'24 FY'25 Fund management fees $ 303.6 $ 295.9 $ 1,212.0 $ 1,176.3 Transaction and portfolio advisory fees, net and other 7.8 11.1 24.6 39.0 Fee related performance revenues — 0.3 6.9 0.3 Fee Revenues $ 311.4 $ 307.3 $ 1,243.5 $ 1,215.6 Cash-based compensation and benefits 108.5 90.7 422.8 397.2 General, administration and other indirect expenses 57.9 72.9 195.2 228.1 Depreciation and amortization expense 7.2 7.9 26.8 29.4 Operating Expenses $ 173.6 $ 171.5 $ 644.8 $ 654.7 (=) Fee Related Earnings $ 137.8 $ 135.8 $ 598.7 $ 560.9 (+) Realized Performance Revenues 198.5 245.8 927.2 845.6 (-) Realized Performance Revenues Related Compensation 132.9 154.9 590.1 540.4 Realized Net Performance Revenues 65.6 90.9 337.1 305.2 (+) Realized Principal Investment Income (Loss) 14.0 29.2 49.7 56.3 (-) Net Interest 7.8 9.4 28.2 31.6 (=) Distributable Earnings $ 209.6 $ 246.5 $ 957.3 $ 890.8 16See notes at end of document. Totals may not sum due to rounding. $125BN Fair Value $39BN Available Capital 15% Publicly Traded 65% Aged 4+ Years1 n Corporate Private Equity n Infrastructure & Natural Resourcesn Real Estate

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit • Total AUM was $211 billion as of December 31, 2025, up 1% from the prior quarter, as Inflows of $5.4 billion and market activity more than offset outflows. Inflows in Q4 2025 reflected capital raised across the platform, including the closing of three new U.S. CLOs. Total AUM increased 10% from one year ago, driven by FY 2025 inflows of $28.3 billion • Deployment was $8.3 billion in Q4 2025 and $29.9 billion for FY 2025. Q4 2025 activity was driven by our U.S. structured credit, cross- platform, direct lending, and asset-backed finance strategies • Realized Proceeds in traditional carry funds totaled $1.9 billion in Q4 2025 and $5.6 billion for FY 2025 (Dollars in millions) 4Q'24 4Q'25 FY'24 FY'25 Fund management fees $ 137.8 $ 153.0 $ 558.3 $ 609.1 Transaction and portfolio advisory fees, net and other 72.8 55.8 138.8 185.8 Fee related performance revenues 27.9 29.2 109.1 115.2 Fee Revenues $ 238.5 $ 238.0 $ 806.2 $ 910.1 Cash-based compensation and benefits 92.8 90.9 320.1 351.9 General, administration and other indirect expenses 44.3 40.6 140.4 140.3 Depreciation and amortization expense 3.6 4.4 13.2 16.4 Operating Expenses $ 140.7 $ 135.9 $ 473.7 $ 508.6 (=) Fee Related Earnings $ 97.8 $ 102.1 $ 332.5 $ 401.5 (+) Realized Performance Revenues 13.0 71.4 32.0 98.0 (-) Realized Performance Revenues Related Compensation 7.9 44.2 19.4 59.9 Realized Net Performance Revenues 5.1 27.2 12.6 38.1 (+) Realized Principal Investment Income (Loss) 16.0 (0.9) 46.2 59.4 (-) Net Interest 4.0 5.2 14.0 18.0 (=) Distributable Earnings $ 114.9 $ 123.2 $ 377.3 $ 481.0 $87 $50 $74 $211BN Total AUM 17See notes at end of document. Totals may not sum due to rounding. $192BN Fair Value $19BN Available Capital n Insurance Solutions2 n Private Credit n Liquid Credit

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle AlpInvest • Total AUM was $102 billion as of December 31, 2025, flat from the prior quarter, as Inflows of $2.5 billion and 1% appreciation were offset by the impact of realizations. Inflows in Q4 2025 were driven by our secondaries & portfolio finance, CAPM, and CAPS funds. Total AUM increased 20% from one year ago, including record inflows of $17.9 billion in FY 2025 • Deployment was $5.5 billion in Q4 2025 and $14.2 billion for FY 2025. Deployment in Q4 2025 was driven primarily by our secondaries & portfolio finance, CAPM, and CAPS funds • Realized Proceeds totaled $4.2 billion in Q4 2025 and $10.3 billion for FY 2025 • Net Accrued Performance Revenues reached $656 million as of Q4 2025, a 21% increase from $541 million as of Q4 2024 (Dollars in millions) 4Q'24 4Q'25 FY'24 FY'25 Fund management fees $ 98.5 $ 105.2 $ 337.2 $ 457.7 Transaction and portfolio advisory fees, net and other — 0.1 0.2 0.3 Fee related performance revenues 6.3 19.3 16.7 59.0 Fee Revenues $ 104.8 $ 124.6 $ 354.1 $ 517.0 Cash-based compensation and benefits 33.2 42.2 118.8 153.0 General, administration and other indirect expenses 18.0 27.7 55.1 82.0 Depreciation and amortization expense 1.8 2.2 6.8 8.2 Operating Expenses $ 53.0 $ 72.1 $ 180.7 $ 243.2 (=) Fee Related Earnings $ 51.8 $ 52.5 $ 173.4 $ 273.8 (+) Realized Performance Revenues 34.2 43.6 116.7 93.8 (-) Realized Performance Revenues Related Compensation 27.1 38.6 100.3 79.8 Realized Net Performance Revenues 7.1 5.0 16.4 14.0 (+) Realized Principal Investment Income (Loss) 1.6 10.5 5.1 36.1 (-) Net Interest 1.1 1.3 4.0 4.5 (=) Distributable Earnings $ 59.4 $ 66.7 $ 190.9 $ 319.4 $46 $24 $32 $102BN Total AUM 18See notes at end of document. Totals may not sum due to rounding. $72BN Fair Value $30BN Available Capital n Secondaries & Portfolio Finance n Primary & Other 3 n Co-Investments

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 FY'24 FY'25 SEGMENT REVENUES Fund management fees $ 539.9 $ 525.5 $ 589.6 $ 573.9 $ 554.1 $ 2,107.5 $ 2,243.1 Transaction and portfolio advisory fees, net and other 80.6 77.9 47.9 32.3 67.0 163.6 225.1 Fee related performance revenues 34.2 39.5 38.7 47.5 48.8 132.7 174.5 Total segment fee revenues 654.7 642.9 676.2 653.7 669.9 2,403.8 2,642.7 Realized performance revenues 245.7 355.1 259.8 61.7 360.8 1,075.9 1,037.4 Realized principal investment income 31.6 30.0 33.5 49.5 38.8 101.0 151.8 Interest income 16.5 15.2 14.5 17.6 22.3 74.7 69.6 Total Segment Revenues $ 948.5 $ 1,043.2 $ 984.0 $ 782.5 $ 1,091.8 $ 3,655.4 $ 3,901.5 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 234.5 $ 224.0 $ 233.8 $ 220.5 $ 223.8 $ 861.7 $ 902.1 Realized performance revenues related compensation 167.9 227.7 172.1 42.6 237.7 709.8 680.1 Total compensation and benefits 402.4 451.7 405.9 263.1 461.5 1,571.5 1,582.2 General, administrative and other expenses 120.2 95.6 106.3 107.3 141.2 390.7 450.4 Depreciation and amortization expense 12.6 12.7 12.8 14.0 14.5 46.8 54.0 Interest expense 29.4 27.8 28.0 29.7 38.2 120.9 123.7 Total Segment Expenses $ 564.6 $ 587.8 $ 553.0 $ 414.1 $ 655.4 $ 2,129.9 $ 2,210.3 Total Segment Revenues 948.5 1,043.2 984.0 782.5 1,091.8 3,655.4 3,901.5 Total Segment Expenses 564.6 587.8 553.0 414.1 655.4 2,129.9 2,210.3 (=) Distributable Earnings $ 383.9 $ 455.4 $ 431.0 $ 368.4 $ 436.4 $ 1,525.5 $ 1,691.2 (-) Realized Net Performance Revenues 77.8 127.4 87.7 19.1 123.1 366.1 357.3 (-) Realized Principal Investment Income 31.6 30.0 33.5 49.5 38.8 101.0 151.8 (+) Net Interest 12.9 12.6 13.5 12.1 15.9 46.2 54.1 (=) Fee Related Earnings $ 287.4 $ 310.6 $ 323.3 $ 311.9 $ 290.4 $ 1,104.6 $ 1,236.2 After-tax Distributable Earnings, per common share $ 0.92 $ 1.14 $ 0.91 $ 0.96 $ 1.01 $ 3.66 $ 4.02 Dividend per common share $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.40 $ 1.40 Note: Historical quarterly results by segment available in Q4 2025 financial supplement on Carlyle's investor relations website Carlyle Fourth Quarter and Full-Year 2025 Total Segment Results 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle stockholders, including net cash and cash equivalents, net accrued performance revenues and investments, net of debt obligations totaled $5.5 billion at December 31, 2025 • Balance sheet cash totaled $2.0 billion as of December 31, 2025, compared to $1.3 billion as of December 31, 2024, with no balance drawn on our $1.0 billion revolving line of credit. During 2025, we issued $800 million of 5.050% senior notes due 2035 KEY BALANCE SHEET ITEMS1 ($mn) 12/31/2025 Cash and cash equivalents $1,970.2 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $2,859.3 Investments attributable to Carlyle shareholders3 $3,287.1 Debt obligations4 $2,647.6 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of December 31, 2025 are net of $73 million in accrued giveback obligations and $5.1 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $349 million in carrying value of loans used to finance CLO investments and $470 million of lease liabilities. $(0.4) $(0.6) $(0.7) $2.5 $2.8 $3.3 $2.4 $2.7 $2.9 2023 2024 2025 21 Balance Sheet Highlights in billions n Net Accrued Performance Revenues 2 n Investments 3 n Cash/Equivalents less Debt 4

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward Unaudited, in millions Three Months Ended December 31, 2025 Twelve Months Ended December 31, 2025 ($mn) Global Private Equity Global Credit Carlyle AlpInvest Total Global Private Equity Global Credit Carlyle AlpInvest Total Balance, Beginning of Period $ 163,450 $ 208,474 $ 102,135 $ 474,059 $ 163,533 $ 192,374 $ 85,113 $ 441,020 Inflows1 1,347 5,372 2,497 9,216 7,549 28,254 17,889 53,692 Outflows (including realizations)2 (4,718) (2,931) (3,885) (11,534) (17,053) (15,996) (10,231) (43,280) Market Activity & Other3 3,853 432 1,365 5,650 6,921 5,481 5,644 18,046 Foreign Exchange4 (389) (19) (116) (524) 2,593 1,215 3,581 7,389 Balance, End of Period $ 163,543 $ 211,328 $ 101,996 $ 476,867 $ 163,543 $ 211,328 $ 101,996 $ 476,867 Fee-earning AUM Roll Forward Unaudited, in millions Three Months Ended December 31, 2025 Twelve Months Ended December 31, 2025 ($mn) Global Private Equity Global Credit Carlyle AlpInvest Total Global Private Equity* Global Credit Carlyle AlpInvest Total Balance, Beginning of Period $ 101,147 $ 167,164 $ 63,643 $ 331,954 $ 98,033 $ 154,186 $ 52,139 $ 304,358 Inflows5 1,660 5,542 4,386 11,588 12,739 26,806 16,039 55,584 Outflows (including realizations)6 (1,065) (2,457) (2,291) (5,813) (10,664) (13,863) (5,260) (29,787) Market Activity & Other7 (124) (768) 250 (642) (285) 1,212 918 1,845 Foreign Exchange8 (252) (21) (36) (309) 1,543 1,119 2,116 4,778 Balance, End of Period* $ 101,366 $ 169,460 $ 65,952 $ 336,778 $ 101,366 $ 169,460 $ 65,952 $ 336,778 22See notes at end of document. Totals may not sum due to rounding. *Fee-earning AUM balances as of December 31, 2025 exclude Pending Fee-earning AUM of $17 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2025 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2025 Fund (Fee Initiation Date / Stepdown Date)(27) Committed Capital (28) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,797 $ 10,978 74% $ 2,212 $ 13,986 1.5x 22% 12% $ 224 $ 2,225 1.7x 58% CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,787 96% $ 8,210 $ 22,117 1.7x 12% 8% $ 692 $ 7,810 1.7x 13% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 26,770 $ 1,729 2.2x 17% 13% $ 81 $ 27,547 2.5x 22% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,120 $ 336 2.1x 18% 14% $ 23 $ 28,131 2.3x 20% CEP V (Oct 2018 / Oct 2024) € 6,416 € 6,067 95% € 1,794 € 4,582 1.1x Neg Neg $ — € 878 1.1x 2% CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,964 108% € 6,215 € 1,269 1.9x 16% 11% $ 50 € 6,258 2.1x 20% CEP III (Jul 2007 / Dec 2013) € 5,295 € 5,177 98% € 11,731 € 18 2.3x 19% 14% $ 2 € 11,749 2.3x 19% CAP VI (Jun 2024 / Jun 2030) $ 2,886 $ 220 8% $ — $ 220 1.0x NM NM $ — n/a n/a n/a CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 6,935 106% $ 3,059 $ 6,515 1.4x 12% 7% $ — $ 2,142 1.3x 23% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,146 107% $ 8,713 $ 264 2.2x 18% 13% $ 18 $ 8,707 2.4x 21% CJP V (Nov 2024 / Nov 2030) ¥ 434,325 ¥ 54,616 13% ¥ — ¥ 54,757 1.0x NM NM $ — n/a n/a n/a CJP IV (Oct 2020 / Nov 2024) ¥ 258,000 ¥ 236,110 92% ¥ 148,550 ¥ 341,724 2.1x 38% 26% $ 100 ¥ 198,217 3.8x 66% CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 275,264 ¥ 8,832 3.1x 25% 18% $ 4 ¥ 274,341 3.3x 26% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 982 98% $ 697 $ 1,567 2.3x 21% 15% $ 73 $ 1,210 3.7x 32% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,961 $ 650 2.8x 26% 19% $ 37 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,283 $ 673 52% $ — $ 831 1.2x 10% —% $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,368 99% $ 4,107 $ 1,447 2.3x 20% 15% $ 73 $ 4,674 2.5x 23% CETP V (Mar 2022 / Jun 2028) € 3,180 € 1,894 60% € — € 2,297 1.2x NM NM $ — n/a n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,204 89% € 1,726 € 1,040 2.3x 29% 20% $ 45 € 1,847 3.7x 56% CETP III (Jul 2014 / Jul 2019) € 657 € 614 94% € 2,033 € 81 3.4x 40% 28% $ 5 € 2,039 4.0x 44% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 203 $ 1,972 2.2x 24% 19% $ 47 n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,272 91% $ 1,866 $ 2,534 1.3x 5% 3% $ 17 $ 2,152 1.9x 12% All Other Active Funds & Vehicles (10) $ 20,873 n/a $ 15,807 $ 17,765 1.6x 12% 10% $ 35 $ 15,637 2.0x 18% Fully Realized Funds & Vehicles (11) (30) $ 35,488 n/a $ 81,557 $ 2 2.3x 28% 20% $ — $ 81,559 2.3x 28% TOTAL CORPORATE PRIVATE EQUITY (13) $ 156,667 n/a $ 213,564 $ 85,419 1.9x 25% 17% $ 1,527 $ 213,488 2.3x 26% 23See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2025 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2025 Fund (Fee Initiation Date / Stepdown Date)(27) Committed Capital (28) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP X (Apr 2025 / Jul 2030) $ 9,000 $ 668 7% $ — $ 673 1.0x NM NM $ — n/a n/a n/a CRP IX (Oct 2021 / Dec 2024) $ 7,987 $ 6,238 78% $ 548 $ 6,863 1.2x 11% 3% $ — $ 468 1.4x 24% CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 5,091 92% $ 5,880 $ 2,960 1.7x 31% 17% $ 76 $ 5,906 2.1x 47% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,805 91% $ 5,116 $ 1,109 1.6x 16% 10% $ (16) $ 5,102 1.7x 20% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,145 92% $ 3,827 $ 90 1.8x 27% 17% $ 4 $ 3,781 1.9x 28% CPI (May 2016 / n/a) $ 8,445 $ 8,910 106% $ 3,609 $ 8,061 1.3x 10% 8% n/a* $ 2,193 1.8x 12% All Other Active Funds & Vehicles (14) $ 2,618 n/a $ 535 $ 2,517 1.2x 9% 5% $ 5 $ 366 1.1x 22% Fully Realized Funds & Vehicles (15) (30) $ 14,289 n/a $ 21,640 $ 13 1.5x 9% 5% $ — $ 21,653 1.5x 10% TOTAL REAL ESTATE(13) $ 43,763 n/a $ 41,155 $ 22,285 1.4x 11% 7% $ 70 $ 39,469 1.6x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,301 57% $ 991 $ 1,389 1.8x 28% 14% $ 46 $ 882 3.7x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,470 99% $ 3,570 $ 1,224 1.9x 15% 9% $ 51 $ 3,974 2.0x 16% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 2,091 95% $ 658 $ 3,074 1.8x 19% 12% $ 93 $ 806 1.8x 16% CRSEF II (Nov 2022 / Aug 2027) $ 1,187 $ 472 40% $ — $ 918 1.9x NM NM $ 23 n/a n/a n/a NGP XIII (Feb 2023 / Feb 2028) $ 2,300 $ 905 39% $ 87 $ 1,163 1.4x NM NM $ 5 $ 99 3.2x NM NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 3,665 85% $ 4,871 $ 2,674 2.1x 21% 15% $ 32 $ 4,472 2.7x 33% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 5,034 95% $ 8,269 $ 1,579 2.0x 13% 10% $ 57 $ 7,392 2.1x 17% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,561 $ 207 1.1x 3% —% $ — $ 3,358 1.2x 5% All Other Active Funds & Vehicles (16) $ 5,168 n/a $ 3,396 $ 4,998 1.6x 15% 12% $ 38 $ 3,312 2.2x 18% Fully Realized Funds & Vehicles (17) (30) $ 3,534 n/a $ 5,581 $ — 1.6x 8% 5% $ — $ 5,581 1.6x 8% TOTAL INFRASTRUCTURE & NATURAL RESOURCES (13) $ 27,990 n/a $ 30,983 $ 17,227 1.7x 12% 8% $ 343 $ 29,874 1.9x 14% 24See notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI are excluded from net accrued performance revenues. These amounts will be reflected as fee related performance revenues when realized, and included in fund level fee revenues in our segment results. There were no accrued fee related performance revenues for CPI as of December 31, 2025. **The IRR is incalculable, which occurs in instances when a distribution occurs prior to a Limited Partner capital contribution due to the use of fund-level credit facilities.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit Fund Performance 25 CARRY FUNDS ($ mn) TOTAL INVESTMENTS As of December 31, 2025 Fund (Fee Initiation Date / Stepdown Date) (27) Committed Capital (28) Cumulative Invested Capital (18) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Giveback) (8) GLOBAL CREDIT CARRY FUNDS CCOF III - Levered (Feb 2023 / Oct 2028) $ 4,678 $ 3,976 85% $ 784 $ 3,882 1.2x 27% 17% $ 23 CCOF II (Nov 2020 / Mar 2026) $ 4,430 $ 5,880 133% $ 4,056 $ 4,125 1.4x 14% 10% $ 109 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,514 148% $ 3,890 $ 1,230 1.5x 16% 12% $ 30 CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,500 100% $ 1,755 $ 1,786 1.4x 10% 5% $ — CICF II (Mar 2024 / Dec 2029) $ 1,379 $ 310 22% $ 57 $ 280 1.1x NM NM $ — SASOF III (Nov 2014 / n/a) $ 833 $ 991 119% $ 1,277 $ 84 1.4x 19% 12% $ 6 All Other Active Funds & Vehicles (19) $ 12,836 n/a $ 5,476 $ 10,662 1.3x 11% 9% $ 95 Fully Realized Funds & Vehicles (20) (30) $ 9,698 n/a $ 12,156 $ 32 1.3x 9% 4% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 39,705 n/a $ 29,451 $ 22,081 1.3x 11% 7% $ 263 See notes at end of document. Totals may not sum due to rounding. NON-CARRY FUNDS LIQUID CREDIT Fair Value of Investments as of December 31, 2025 Loan Level Return Average Annual Default Rate ($bn) 4Q'25 FY’25 FY’25 Last 3 Years U.S. CLOs $38 1% 7% 0.5% 0.4% European CLOs $10 1% 4% 0.6% 1.0% PRIVATE CREDIT Fair Value of Investments as of December 31, 2025 Dividend Yield as of December 31, 2025($bn) Business Development Companies $5 10% Carlyle Tactical Private Credit $7 9%

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle AlpInvest Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2025 Carlyle AlpInvest (21)(25) Vintage Year Fund Size Cumulative Invested Capital (1)(22) Realized Value (22) Remaining Fair Value (22) Total Value (9)(22) MOIC (4) Gross IRR (12)(23) Net IRR (12)(26) Net Accrued Carry/ (Giveback) (8)(29) Secondaries and Portfolio Finance ASF VIII 2024 $ 13,422 $ 6,597 $ 278 $ 8,191 $ 8,469 1.3x NM NM $ 59 ASF VII 2020 $ 6,769 $ 4,991 $ 2,484 $ 5,431 $ 7,914 1.6x 17% 13% $ 118 ASF VII - SMAs 2020 € 2,043 € 1,721 € 662 € 1,903 € 2,565 1.5x 15% 13% $ 38 ASF VI 2017 $ 3,333 $ 2,820 $ 3,116 $ 1,547 $ 4,663 1.7x 15% 11% $ 58 ASF VI - SMAs 2017 € 2,817 € 2,626 € 2,717 € 1,497 € 4,214 1.6x 13% 11% $ 49 ASF V 2012 $ 756 $ 674 $ 1,091 $ 110 $ 1,201 1.8x 18% 14% $ 5 ASF V - SMAs 2012 € 3,916 € 3,922 € 6,857 € 407 € 7,264 1.9x 21% 19% $ 9 SMAs 2009-2011 2010 € 1,859 € 1,931 € 3,334 € 33 € 3,367 1.7x 19% 18% $ — ASPF II 2023 $ 2,227 $ 1,379 $ 274 $ 1,282 $ 1,556 1.1x 24% 17% $ 8 All Other Active Funds & Vehicles (24) Various $ 1,803 $ 479 $ 2,049 $ 2,528 1.4x 19% 16% $ 36 Fully Realized Funds & Vehicles Various € 4,341 € 7,074 € 12 € 7,087 1.6x 19% 18% $ — Co-Investments ACF IX 2023 $ 4,120 $ 2,120 $ 19 $ 2,426 $ 2,445 1.2x 15% 9% $ 4 ACF VIII 2021 $ 3,614 $ 3,469 $ 455 $ 4,487 $ 4,941 1.4x 11% 9% $ 48 ACF VIII - SMAs 2021 $ 1,099 $ 1,011 $ 135 $ 1,289 $ 1,424 1.4x 12% 10% $ 12 ACF VII 2017 $ 1,688 $ 1,691 $ 1,718 $ 1,628 $ 3,346 2.0x 14% 12% $ 58 ACF VII - SMAs 2017 € 1,452 € 1,381 € 1,173 € 1,404 € 2,577 1.9x 14% 12% $ 42 SMAs 2014-2016 2014 € 1,274 € 1,064 € 2,424 € 288 € 2,713 2.6x 24% 22% $ 6 SMAs 2012-2013 2012 € 1,124 € 1,009 € 2,764 € 129 € 2,893 2.9x 28% 26% $ 1 SMAs 2009-2010 2010 € 1,475 € 1,317 € 3,496 € 409 € 3,905 3.0x 23% 21% $ — Strategic SMAs Various $ 4,872 $ 2,642 $ 5,472 $ 8,115 1.7x 16% 14% $ 79 All Other Active Funds & Vehicles (24) Various € 345 € 167 € 328 € 495 1.4x 32% 30% $ 2 Fully Realized Funds & Vehicles Various € 5,788 € 9,904 € — € 9,905 1.7x 15% 13% $ — Primary Investments SMAs 2024-2026 2024 € 3,475 € 202 € 6 € 199 € 204 1.0x NM NM $ — SMAs 2021-2023 2021 € 4,583 € 1,816 € 152 € 2,042 € 2,194 1.2x NM NM $ 1 SMAs 2018-2020 2018 $ 3,116 $ 2,661 $ 843 $ 3,170 $ 4,013 1.5x 14% 13% $ 4 SMAs 2015-2017 2015 € 2,501 € 2,465 € 2,838 € 2,061 € 4,900 2.0x 19% 18% $ 9 SMAs 2012-2014 2012 € 5,080 € 5,704 € 9,650 € 2,801 € 12,452 2.2x 17% 17% $ 11 SMAs 2009-2011 2009 € 4,877 € 5,527 € 10,423 € 1,532 € 11,955 2.2x 17% 16% $ 1 SMAs 2006-2008 2005 € 11,500 € 12,836 € 21,532 € 1,058 € 22,591 1.8x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 4,883 € 7,775 € 131 € 7,906 1.6x 10% 9% $ — All Other Active Funds & Vehicles (24) Various € 1,744 € 1,767 € 218 € 1,986 1.1x 3% 2% $ — Fully Realized Funds & Vehicles Various € 4,744 € 7,735 € 18 € 7,753 1.6x 12% 11% $ — TOTAL Carlyle AlpInvest (USD)(13) $ 110,807 $ 133,782 $ 56,414 $ 190,196 1.7x 14% 13% $ 656 26See notes at end of document. Totals may not sum due to rounding. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Reconciliations and Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * See Notes at the end of the document for our Dividend Policy. ** Shares repurchased and retired exclude shares withheld in the net share settlement of equity awards during the related period. We include the associated tax withholding payments made by the Company in the total cost of shares repurchased and retired during the period and in calculating the remaining capacity under our repurchase authorization. During 4Q'25 and FY 2025, approximately 0.5 million and 5.1 million shares, respectively, were withheld in the net share settlement of equity awards. As of December 31, 2025, approximately $0.2 billion of repurchase capacity remained under the program. *** Shares eligible for dividend include 3.8 million net common shares that will be issued in February 2026 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of December 31, 2025 because they will participate in the dividend paid on common shares in February 2026. (in millions, except per share data) 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 FY'25 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 383.9 $ 455.4 $ 431.0 $ 368.4 $ 436.4 $ 1,691.2 Less: Estimated current corporate, foreign, state and local taxes1 52.6 42.0 100.5 22.1 71.1 235.7 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 331.3 $ 413.4 $ 330.5 $ 346.3 $ 365.3 $ 1,455.5 Estimated DE effective tax rate2 13.7% 9.2% 23.3% 6.0% 16.3% 13.9 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.92 $ 1.14 $ 0.91 $ 0.96 $ 1.01 $ 4.02 Dividend per common share* $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.40 SHARE INFORMATION Shares issued during the period 0.5 4.2 0.3 2.7 0.5 7.7 Shares repurchased and retired during the period** (1.0) (0.5) (2.2) (1.6) (3.3) (7.5) Total outstanding shares, end of period 357.2 360.9 359.0 360.1 357.4 357.4 Shares eligible for dividend*** 361.4 361.1 361.7 360.4 361.2 361.2 Total cost of shares repurchased and retired during the period** $ 75.8 $ 176.5 $ 103.6 $ 202.7 $ 203.7 $ 686.5 28See notes at end of document. Totals may not sum due to rounding. Our estimated DE effective tax rate was 13.9% for FY 2025, primarily driven by the impact of tax deductions resulting from the vesting of restricted stock units

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) Effective December 31, 2023, we realigned our employee compensation program to increase the proportion of our performance allocations used to compensate our employees. Net realized performance and fee related performance revenues in FY 2023 include a one-time charge of $1.1 billion to unrealized performance allocations and incentive fee related compensation expense related to this compensation realignment. (2) In 2Q'23, Fortitude called the remainder of its March 2022 capital raise, which resulted in a decrease in the Company's indirect ownership of Fortitude from 13.5% to 10.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $104 million. This amount is excluded from the total segment results. (3) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (4) Includes charges (credits) related to Carlyle corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operating performance. (Dollars in millions) 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 FY'23 FY'24 FY'25 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 265.4 $ 171.0 $ 440.6 $ 85.8 $ 461.8 $ (600.9) $ 1,393.7 $ 1,159.2 Adjustments: Net unrealized performance and fee related performance revenues1 (10.3) 90.0 (124.3) 244.6 (232.8) 1,659.2 (396.7) (22.5) Unrealized principal investment (income) loss 20.2 (17.0) (25.5) 7.4 54.5 (36.1) (34.1) 19.4 Principal investment loss from dilution of indirect investment in Fortitude2 — — — — — 104.0 — — Equity-based compensation3 116.1 104.7 96.4 88.2 87.3 260.1 476.5 376.6 Acquisition related charges, including amortization of intangibles and impairment 33.1 122.2 48.3 46.2 45.7 145.3 136.6 262.4 Tax (expense) benefit associated with certain foreign performance revenues 0.4 — (0.1) (0.4) — (1.0) (1.0) (0.5) Net (income) loss attributable to non-controlling interests in consolidated entities (16.4) (28.6) (8.4) (111.6) 12.6 (111.7) (70.7) (136.0) Other adjustments4 (24.6) 13.1 4.0 8.2 7.3 11.6 21.2 32.6 DISTRIBUTABLE EARNINGS $ 383.9 $ 455.4 $ 431.0 $ 368.4 $ 436.4 $ 1,430.5 $ 1,525.5 $ 1,691.2 Realized net performance revenues 77.8 127.4 87.7 19.1 123.1 531.0 366.1 357.3 Realized principal investment income 31.6 30.0 33.5 49.5 38.8 88.8 101.0 151.8 Net interest 12.9 12.6 13.5 12.1 15.9 48.7 46.2 54.1 FEE RELATED EARNINGS $ 287.4 $ 310.6 $ 323.3 $ 311.9 $ 290.4 $ 859.4 $ 1,104.6 $ 1,236.2 29

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) Total Reportable Segments Consolidated Funds Reconciling Items Carlyle Consolidated1 Total Reportable Segments Consolidated Funds Reconciling Items Carlyle Consolidated1 Three Months Ended December 31, 2024 Year Ended December 31, 2023 Revenues $ 948.5 $ 121.0 $ (37.0) $ 1,032.5 2 $ 3,405.1 $ 570.1 $ (1,011.3) $ 2,963.9 2 Expenses $ 564.6 $ 145.7 $ 90.4 $ 800.7 2 $ 1,974.6 $ 460.3 $ 1,136.8 $ 3,571.7 2 Other income (loss) $ — $ 33.6 $ — $ 33.6 3 $ — $ 6.9 $ — $ 6.9 3 Distributable Earnings $ 383.9 $ 8.9 $ (127.4) $ 265.4 4 $ 1,430.5 $ 116.7 $ (2,148.1) $ (600.9) 4 Three Months Ended March 31, 2025 Year Ended December 31, 2024 Revenues $ 1,043.2 $ 133.4 $ (203.5) $ 973.1 2 $ 3,655.4 $ 631.6 $ 1,138.8 $ 5,425.8 2 Expenses $ 587.8 $ 130.8 $ 89.6 $ 808.2 2 $ 2,129.9 $ 610.3 $ 1,315.9 $ 4,056.1 2 Other income (loss) $ — $ 6.1 $ — $ 6.1 3 $ — $ 24.0 $ — $ 24.0 3 Distributable Earnings $ 455.4 $ 8.7 $ (293.1) $ 171.0 4 $ 1,525.5 $ 45.3 $ (177.1) $ 1,393.7 4 Three Months Ended June 30, 2025 Year Ended December 31, 2025 Revenues $ 984.0 $ 163.0 $ 425.9 $ 1,572.9 2 $ 3,901.5 $ 635.3 $ 243.0 $ 4,779.8 2 Expenses $ 553.0 $ 178.5 $ 447.6 $ 1,179.1 2 $ 2,210.3 $ 678.4 $ 849.8 $ 3,738.5 2 Other income (loss) $ — $ 46.8 $ — $ 46.8 3 $ — $ 117.9 $ — $ 117.9 3 Distributable Earnings $ 431.0 $ 31.3 $ (21.7) $ 440.6 4 $ 1,691.2 $ 74.8 $ (606.8) $ 1,159.2 4 Three Months Ended September 30, 2025 Revenues $ 782.5 $ 163.4 $ (613.2) $ 332.7 2 Expenses $ 414.1 $ 195.8 $ (239.8) $ 370.1 2 Other income (loss) $ — $ 123.2 $ — $ 123.2 3 Distributable Earnings $ 368.4 $ 90.8 $ (373.4) $ 85.8 4 Three Months Ended December 31, 2025 Revenues $ 1,091.8 $ 175.5 $ 633.8 $ 1,901.1 2 Expenses $ 655.4 $ 173.3 $ 552.4 $ 1,381.1 2 Other income (loss) $ — $ (58.2) $ — $ (58.2) 3 Distributable Earnings $ 436.4 $ (56.0) $ 81.4 $ 461.8 4 (1) The Distributable Earnings in the Carlyle Consolidated column is income (loss) before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings. (2) See detailed breakdown of revenue and expense adjustments on page 32. (3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss). (4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29. 30

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued 31 (Dollars in millions) Carlyle Consolidated Reconciling Items 1 Total Reportable Segments Carlyle Consolidated Reconciling Items 1 Total Reportable Segments Three Months Ended December 31, 2024 Year Ended December 31, 2023 Performance revenues $ 189.0 $ 56.7 $ 245.7 $ (88.6) $ 1,026.9 $ 938.3 Performance revenues related compensation expense $ 139.1 $ 28.8 $ 167.9 $ 1,103.7 $ (696.4) $ 407.3 Net performance revenues $ 49.9 $ 27.9 $ 77.8 $ (1,192.3) $ 1,723.3 $ 531.0 Principal investment income (loss) $ 31.5 $ 0.1 $ 31.6 $ 133.4 $ (44.6) $ 88.8 Three Months Ended March 31, 2025 Year Ended December 31, 2024 Performance revenues $ 222.9 $ 132.2 $ 355.1 $ 2,015.7 $ (939.8) $ 1,075.9 Performance revenues related compensation expense $ 171.4 $ 56.3 $ 227.7 $ 1,361.5 $ (651.7) $ 709.8 Net performance revenues $ 51.5 $ 75.9 $ 127.4 $ 654.2 $ (288.1) $ 366.1 Principal investment income (loss) $ (63.1) $ 93.1 $ 30.0 $ 238.7 $ (137.7) $ 101.0 Three Months Ended June 30, 2025 Year Ended December 31, 2025 Performance revenues $ 638.8 $ (379.0) $ 259.8 $ 1,222.5 $ (185.1) $ 1,037.4 Performance revenues related compensation expense $ 443.6 $ (271.5) $ 172.1 $ 936.3 $ (256.2) $ 680.1 Net performance revenues $ 195.2 $ (107.5) $ 87.7 $ 286.2 $ 71.1 $ 357.3 Principal investment income (loss) $ 55.2 $ (21.7) $ 33.5 $ 119.2 $ 32.6 $ 151.8 Three Months Ended September 30, 2025 Performance revenues $ (606.7) $ 668.4 $ 61.7 Performance revenues related compensation expense $ (324.6) $ 367.2 $ 42.6 Net performance revenues $ (282.1) $ 301.2 $ 19.1 Principal investment income (loss) $ 87.7 $ (38.2) $ 49.5 Three Months Ended December 31, 2025 Performance revenues $ 967.5 $ (606.7) $ 360.8 Performance revenues related compensation expense $ 645.9 $ (408.2) $ 237.7 Net performance revenues $ 321.6 $ (198.5) $ 123.1 Principal investment income (loss) $ 39.4 $ (0.6) $ 38.8 See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 FY'23 FY'24 FY'25 REVENUE RECONCILING ITEMS Unrealized performance and fee related performance revenues $ 11.0 $ (197.3) $ 331.0 $ (632.0) $ 619.8 $ (1,046.6) $ 1,031.9 $ 121.5 Unrealized principal investment income (loss) (20.2) 17.0 25.5 (7.4) (54.5) 36.1 34.1 (19.4) Principal investment loss from dilution of indirect investment in Fortitude — — — — — (104.0) — — Adjustments related to expenses associated with NGP Management and its affiliates (2.6) (96.1) (12.4) (12.3) (9.5) (13.8) (13.1) (130.3) Non-controlling interests and other adjustments to present certain costs on a net basis 11.2 91.0 106.8 56.5 36.1 191.6 167.9 290.4 Elimination of revenues of Consolidated Funds (36.4) (18.1) (25.0) (18.0) 41.9 (74.6) (82.0) (19.2) Total Revenue Reconciling Items $ (37.0) $ (203.5) $ 425.9 $ (613.2) $ 633.8 $ (1,011.3) $ 1,138.8 $ 243.0 EXPENSE RECONCILING ITEMS Unrealized performance and fee related performance revenue compensation expense $ 0.7 $ (107.3) $ 206.7 $ (387.4) $ 387.0 $ 612.6 $ 635.2 $ 99.0 Equity-based compensation 116.1 104.7 96.4 88.2 87.3 260.1 476.5 376.6 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 33.1 122.2 48.3 46.2 45.7 145.3 136.6 262.4 Tax (expense) benefit associated with certain foreign performance revenues related compensation 0.4 — (0.1) (0.4) — (1.0) (1.0) (0.5) Non-controlling interests and other adjustments to present certain costs on a net basis (15.8) (25.7) 99.9 23.9 35.8 148.7 92.8 133.9 Other (24.6) 13.1 4.0 8.2 7.3 11.6 21.2 32.6 Elimination of expenses of Consolidated Funds (19.5) (17.4) (7.6) (18.5) (10.7) (40.5) (45.4) (54.2) Total Expense Reconciling Items $ 90.4 $ 89.6 $ 447.6 $ (239.8) $ 552.4 $ 1,136.8 $ 1,315.9 $ 849.8 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $350.1 million in CLO borrowings as of December 31, 2025, $330.7 million were collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 12/31/25 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,532.4 Less: Amounts attributable to non-controlling interests in Consolidated Funds (388.3) Plus: Investments in Consolidated Funds, eliminated in consolidation 1,047.3 Less: Strategic equity method investments in NGP Management1 (247.4) Less: Investment in NGP general partners - accrued performance allocations1 (326.2) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 3,617.8 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (330.7) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 3,287.1 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/24 9/30/25 12/31/25 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 7,009.5 $ 6,911.7 $ 7,547.5 Plus: Accrued performance allocations from NGP Carry Funds3 489.4 341.2 326.2 Less: Accrued performance allocation-related compensation (4,788.5) (4,660.2) (5,064.7) Plus: Receivable for giveback obligation from current and former employees 11.5 11.5 24.2 Less: Deferred taxes on certain foreign accrued performance allocations (19.0) (19.9) (16.0) Less/Plus: Net accrued performance allocations/giveback obligations attributable to non-controlling interests in consolidated entities 0.2 (0.4) (0.6) Plus: Net accrued allocations attributable to Consolidated Funds, eliminated in consolidation 10.1 22.6 19.6 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 2,713.2 2,606.5 2,836.2 Plus/Less: Timing differences between the period when accrued performance allocations/ giveback obligations are realized and the period they are collected/distributed 24.7 23.6 23.1 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 2,737.9 $ 2,630.1 $ 2,859.3 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 4Q'24 1Q’25 2Q’25 3Q’25 4Q'25 FY'23 FY'24 FY'25 REVENUES Fund management fees $ 597.4 $ 586.1 $ 620.4 $ 583.3 $ 606.8 $ 2,043.2 $ 2,188.1 $ 2,396.6 Incentive fees 37.3 43.2 40.5 51.4 55.4 93.7 133.5 190.5 Investment income (loss) Performance allocations 189.0 222.9 638.8 (606.7) 967.5 (88.6) 2,015.7 1,222.5 Principal investment income (loss) 31.5 (63.1) 55.2 87.7 39.4 133.4 238.7 119.2 Total investment income (loss) 220.5 159.8 694.0 (519.0) 1,006.9 44.8 2,254.4 1,341.7 Interest and other income 56.3 50.6 55.0 53.6 56.5 212.1 218.2 215.7 Interest and other income of Consolidated Funds 121.0 133.4 163.0 163.4 175.5 570.1 631.6 635.3 Total Revenues 1,032.5 973.1 1,572.9 332.7 1,901.1 2,963.9 5,425.8 4,779.8 EXPENSES Compensation and benefits Cash-based compensation and benefits 239.8 218.4 238.4 216.2 222.2 1,023.7 875.5 895.2 Equity-based compensation 112.8 103.5 92.9 90.7 87.6 249.1 467.9 374.7 Performance allocations and incentive fee related compensation 139.1 171.4 443.6 (324.6) 645.9 1,103.7 1,361.5 936.3 Total compensation and benefits 491.7 493.3 774.9 (17.7) 955.7 2,376.5 2,704.9 2,206.2 General, administrative and other expenses 153.4 173.6 205.5 180.7 224.5 652.1 665.6 784.3 Interest 29.5 27.8 28.0 29.8 38.3 123.8 121.0 123.9 Interest and other expenses of Consolidated Funds 126.2 113.5 170.8 177.3 162.7 419.1 564.9 624.3 Other non-operating expenses (income) (0.1) — (0.1) — (0.1) 0.2 (0.3) (0.2) Total Expenses 800.7 808.2 1,179.1 370.1 1,381.1 3,571.7 4,056.1 3,738.5 Net investment gains (losses) of Consolidated Funds 33.6 6.1 46.8 123.2 (58.2) 6.9 24.0 117.9 Income (loss) before provision for income taxes 265.4 171.0 440.6 85.8 461.8 (600.9) 1,393.7 1,159.2 Provision (benefit) for income taxes 38.1 12.4 112.5 (26.7) 116.3 (104.2) 302.6 214.5 Net income (loss) 227.3 158.6 328.1 112.5 345.5 (496.7) 1,091.1 944.7 Net income (loss) attributable to non-controlling interests in consolidated entities 16.4 28.6 8.4 111.6 (12.6) 111.7 70.7 136.0 Net income (loss) attributable to The Carlyle Group Inc. $ 210.9 $ 130.0 $ 319.7 $ 0.9 $ 358.1 $ (608.4) $ 1,020.4 $ 808.7 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 0.59 $ 0.36 $ 0.89 $ 0.00 $ 1.00 $ (1.68) $ 2.85 $ 2.25 Diluted $ 0.57 $ 0.35 $ 0.87 $ 0.00 $ 0.96 $ (1.68) $ 2.77 $ 2.18 Weighted-average common shares (in millions) Basic 357.4 359.5 360.4 360.1 358.8 361.4 358.6 359.7 Diluted 370.9 366.3 367.0 376.5 373.9 361.4 368.0 370.9 Margin on income (loss) before provision for income taxes 25.7% 17.6% 28.0% 25.8% 24.3% (20.3) % 25.7% 24.3% 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of December 31, 2025 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,970.2 $ — $ — $ 1,970.2 Cash and cash equivalents of Consolidated Funds — 1,235.1 — 1,235.1 Investments, including accrued performance allocations of $7,620.3 12,219.6 — (1,066.9) 11,152.7 Investments of Consolidated Funds — 12,519.8 — 12,519.8 Due from affiliates and other receivables, net 1,135.0 — (300.2) 834.8 Due from affiliates and other receivables of Consolidated Funds, net — 206.4 — 206.4 Fixed assets, net 224.9 — — 224.9 Lease right-of-use assets, net 331.9 — — 331.9 Deposits and other 98.2 2.7 — 100.9 Intangible assets, net 507.1 — — 507.1 Deferred tax assets 32.2 — — 32.2 Total assets $ 16,519.1 $ 13,964.0 $ (1,367.1) $ 29,116.0 LIABILITIES & EQUITY Debt obligations $ 2,997.0 $ — $ — $ 2,997.0 Loans payable of Consolidated Funds — 10,712.4 (286.4) 10,426.0 Accounts payable, accrued expenses and other liabilities 543.7 — — 543.7 Accrued compensation and benefits 5,849.4 — — 5,849.4 Due to affiliates 197.8 6.1 — 203.9 Deferred revenue 129.2 — — 129.2 Deferred tax liabilities 106.3 — — 106.3 Other liabilities of Consolidated Funds — 1,260.7 (0.3) 1,260.4 Lease liabilities 470.2 — — 470.2 Accrued giveback obligations 72.8 — — 72.8 Total liabilities 10,366.4 11,979.2 (286.7) 22,058.9 Total equity 6,152.7 1,984.8 (1,080.4) 7,057.1 Total liabilities and equity $ 16,519.1 $ 13,964.0 $ (1,367.1) $ 29,116.0 GAAP Balance Sheet (Unaudited) 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy Our dividend policy for our common stock is an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our amended and restated certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (2) Margin on income (loss) before provision for taxes is equal to Income (loss) before provision for income taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Effective December 31, 2023, we realigned our employee compensation program, which increased the proportion of our accrued performance allocations used to compensate our employees. This led to a lower FRE compensation ratio, which is calculated as total segment cash- based compensation and benefits, divided by total segment fee revenues, and a higher realized performance revenue compensation ratio. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 33. (2) Includes the change in performance revenue accrual from positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. See page 31 for a reconciliation of performance revenues to realized net performance revenues. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. (4) Performance Fee Eligible AUM represents the AUM of funds for which we are entitled to receive performance allocations, inclusive of the fair value of investments in those funds (which we refer to as “Performance Fee Eligible Fair Value”) and their Available Capital. Performance Fee Eligible Fair Value is “Performance Fee Generating” when the associated fund has achieved the specified investment returns required under the terms of the fund’s agreement and is accruing performance revenue as of the quarter-end reporting date. Funds whose performance allocations are treated as fee-related performance revenues are excluded from these metrics. (5) The In-Carry Ratio represents Performance Fee-Generating Fair Value divided by Total Performance Fee Eligible Fair Value (as defined above). (6) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (7) Pending Fee-earning Assets Under Management refers to commitments that have been raised and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes on Assets Under Management (Pages 11-13) (continued) (8) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) Carlyle Tactical Private Credit Fund (“CTAC”), (e) our closed-end tender offer Carlyle AlpInvest Private Markets (“CAPM”) funds and Carlyle AlpInvest Private Markets Secondaries (“CAPS”) funds, and (f) certain other structured credit products. Notes on Key Metrics Activity (Page 14) (1) Inflows include the impact to our AUM of gross fundraising as well as closed reinsurance transactions at Fortitude and corporate acquisitions during the period, if any. (2) Deployment comprises (i) Invested Capital of Carry Funds, (ii) new CLO issuances and incremental capital raised from CLO resets, and (iii) gross originations and other non-carry fund activity. This metric excludes deployment of Fortitude’s general account assets covered by the strategic advisory services agreement into third party investments. Notes on Segment Highlights (Page 16-18) (1) Reflects the percentage of Fair Value in our GPE carry funds attributable to investments originated in Q4 2021 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (2) Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. (3) Includes Carlyle AlpInvest Private Markets (CAPM) and Carlyle AlpInvest Private Markets Secondaries (CAPS) funds, Notes on Total AUM and Fee-earning AUM Roll Forwards (Page 22) (1) Inflows generally reflects the impact of gross fundraising, reinsurance and other transactions at Fortitude, and corporate acquisitions during the period, if any. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies, changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement, and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, reinsurance and other transactions at Fortitude, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (6) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. (7) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, activity of funds with fees based on gross asset value, and changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement. (8) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. Notes, continued 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (continued) (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time- weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CAGP IV, ABV 8, ABV 9, ACCD 2, ACCD 3, and CCD-CIF. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CEP II, CAP I, CAP II, CAP III, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III, CEOF I, Mexico, and CSABF. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRP V, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II, and CEREP III. (16) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP RP III, NGP ETP IV, CPOCP, and CRSEF. (17) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP and CPP II. (18) Represents the original cost of investments since the inception of the fund. For CSP III and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (19) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CAPF VII, CICF, CAF, CALF, CCOF III - Unlevered, and CCOF III PSV. (20) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CSP II, CSP III, CEMOF I, CEMOF II, CSC, CMP I, CMP II, SASOF II, and CASCOF. (21) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets (“CAPM”); (d) Carlyle AlpInvest Private Markets Secondaries (“CAPS”); and (e) LP co-investment vehicles managed by AlpInvest. As of December 31, 2025, these excluded portfolios amounted to approximately $16.8 billion of AUM in the aggregate. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (continued) (22) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (23) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. (24) Includes ASF VIII - SMAs, ACF IX - SMAs, AlpInvest Atom Fund, AlpInvest Atom Fund II, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance SMAs, all AlpInvest senior portfolio lending SMAs, and any state-focused investment mandate portfolios. (25) “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. (26) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (27) The fund step-down date represents the contractual step-down date under the respective fund agreements for funds on which the fee basis step-down has not yet occurred. Funds without a listed Fee Initiation Date and Step-down Date have not yet initiated fees. (28) All amounts shown represent total capital commitments as of December 31, 2025. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Committed capital for CCOF II excludes $150 million in capital committed by a CCOF II investor to a side vehicle. The CCOF III platform, which includes CCOF III - Levered, CCOF III - Unlevered, and CCOF III PSV, collectively has $5.7 billion of committed capital. (29) Net accrued carry presented excludes net accrued carry retained as part of the sale of Metropolitan Real Estate on April 1, 2021. There was no net accrued carry balance for Metropolitan Real Estate as of December 31, 2025. (30) Funds are included when all investments have been realized. There may be remaining fair value and net accrued carry where there are outstanding escrow balances or undistributed proceeds. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operational performance. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Note on Reconciliation of GAAP to Total Segment Information (Page 31) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. 39